UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2023

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BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 9, 2023, BioCryst Pharmaceuticals, Inc. (the “Company”) issued a press release announcing preliminary, unaudited ORLADEYO® (berotralstat) net revenue for the fourth quarter and full year ended December 31, 2022 and providing new guidance for full year 2023 ORLADEYO net revenue and expected peak ORLADEYO sales. The press release also referenced a previously announced, upcoming webcast presentation by the Company at the 41st Annual J.P. Morgan Healthcare Conference in San Francisco on January 10, 2023 at 6:00 p.m. ET. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

On January 9, 2023, the Company also issued a press release announcing initial data from ongoing phase 1 single ascending dose and multiple ascending dose trials in healthy volunteers. These data support the development of BCX10013 as a potential best-in-class, once-daily, oral Factor D inhibitor for multiple complement-mediated diseases. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 9, 2023 entitled “BioCryst Announces Preliminary Full Year 2022 ORLADEYO® (berotralstat) Net Revenue and Provides Full Year 2023 ORLADEYO Net Revenue Guidance”
99.2	Press release dated January 9, 2023 entitled “BioCryst Reports Initial Clinical Data with Oral Factor D Inhibitor BCX10013 Supporting Development as a Once-daily Treatment for Complement-mediated Diseases”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: January 9, 2023	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer